SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K
                               CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

                              August 4, 1999
                     ---------------------------------
                     (Date of earliest event reported)


                         ESC MEDICAL SYSTEMS LTD.
           ------------------------------------------------------
           (Exact Name of Registrant as Specified in its charter)

              Israel                   0-27572                      N/A
        -----------------            -------------             ------------
      (State or Jurisdiction      (Commission File No.)       (IRS Employer
        of Incorporation)                                  Identification No.)


                    P.O. Box 240, Yokneam 20692, Israel
        ------------------------------------------------------------
        (Address of principal executive offices, including zip code)


                            011-972-4-959-9000
           ----------------------------------------------------
           (Registrant's telephone number, including area code)


                               Not Applicable
        -----------------------------------------------------------
       (Former name or former address, if changed since last report)





Item 7.  Financial Statements, Pro Forma Financial Information and
         Exhibits.

(c)   Exhibits.

      Exhibit No.   Description

      99.1          Letter to shareholders dated August 4, 1999.





                                 SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ESC MEDICAL SYSTEMS LTD.


                                    By: /s/ Yacha Sutton
                                        -----------------------------------
                                         Name:   Yacha Sutton
                                         Title:  Chief Executive Officer


Dated:  August 4, 1999



                               EXHIBIT INDEX


      Exhibit No.   Description

      99.1          Letter to shareholders dated August 4, 1999.